Other reserves (Tables)	12 Months Ended
Dec. 31, 2024
Other reserves and translation reserve
Summary of other reserves and translation reserve

	Total 2023 GBPm	Translation reserve 2024 GBPm	Hedge reserve 2024 GBPm	Other reserves 2024 GBPm	Total 2024 GBPm
At start of year	2,394	392	27	1,761	2,180
Profit attributable to shareholders	1,781	-	-	1,934	1,934
Dividends paid	(1,059)	-	-	(1,121)	(1,121)
Actuarial (losses)/gains on defined benefit pension schemes	(75)	-	-	43	43
Fair value movements on cash flow hedges	29	-	11	-	11
Transfer to profit from cash flow hedge reserve	18	-	(20)	-	(20)
Tax recognised in other comprehensive income	7	-	3	(11)	(8)
Exchange differences on translation of foreign operations	(285)	175	-	-	175
Cancellation of shares	(673)	-	-	(850)	(850)
Increase in share based remuneration reserve (including tax)	77	-	-	79	79
Settlement of share awards	(34)	-	-	(53)	(53)
Acquisition of non‐controlling interests	-	-	-	(44)	(44)
At end of year	2,180	567	21	1,738	2,326